Exhibit 24.1
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                          POWER OF ATTORNEY
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          KNOW ALL MEN BY THESE PRESENTS, that Jack Africk constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.

                                        /s/ Jack Africk
                                        ------------------------
                                        Jack Africk


STATE OF Florida
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                                        ss
CITY/COUNTY OF Palm Beach
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          I HEREBY CERTIFY that on this 8th day of April, 1996, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.

                                        /s/ Melton Elliott
                                        ------------------------
                                        Notary Public




My Commission Expires:  8-23-99
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                          POWER OF ATTORNEY
                   --------------------------------


          KNOW ALL MEN BY THESE PRESENTS, that David H. Bernstein constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.

                                                 /s/ David H. Bernstein
                                                 ----------------------
                                                 David H. Bernstein


STATE OF Maryland
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                                        ss
CITY/COUNTY OF Anne Arundel
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          I HEREBY CERTIFY that on this 1st day of April, 1996, before me, the subscriber, personally appeared David H. Bernstein who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.

                                        /s/ Gregory George King
                                        ----------------------
                                        Notary Public




My Commission Expires: 10/3/98
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                          POWER OF ATTORNEY
                   --------------------------------


          KNOW ALL MEN BY THESE PRESENTS, that John A. Couri constitutes and appoints each of David H. Bernstein and Alfred Carfora with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.

                                        /s/ John A. Couri
                                        ------------------------
                                        John A. Couri


STATE OF Connecticut
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                                        ss Ridgefield
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CITY/COUNTY OF Fairfield
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          I HEREBY CERTIFY that on this 4th day of April, 1996, before me, the subscriber, personally appeared John A. Couri who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.

                                        /s/ Judity A. Land
                                        --------------------------
                                        Notary Public




My Commission Expires: 6/30/96
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                          POWER OF ATTORNEY
                       ------------------------------


          KNOW ALL MEN BY THESE PRESENTS, that Carl Reimerdes constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        /s/ Carl Reimderdes
                                        ------------------------
                                        Carl Reimerdes


STATE OF New York
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                                        ss
CITY/COUNTY OF Queens
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          I HEREBY CERTIFY that on this 3rd day of April, 1996, before me, the subscriber, personally appeared Carl Reimerdes who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                   /s/ Lois L. Kouroumousis
                                   ------------------------------
                                   Notary Public




My Commission Expires: 1-31-98
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                          POWER OF ATTORNEY
                       ----------------------------



          KNOW ALL MEN BY THESE PRESENTS, that Susan H. Stackhouse constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        /s/ Susan H. Stackhouse
                                        ------------------------
                                        Susan H. Stackhouse


STATE OF Florida
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                                        ss
CITY/COUNTY OF Hillsborough
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          I HEREBY CERTIFY that on this 2nd day of April, 1996, before me, the subscriber, personally appeared Susan H. Stackhouse who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                        /s/ Spring M. Ciccarillo
                                        -------------------------
                                        Notary Public




My Commission Expires: 3/9/97
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